SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 March 30, 2001




                              WACHOVIA CORPORATION
             (Exact name of registrant as specified in its charter)




        NORTH CAROLINA                   No. 1-9021             No. 56-1473727
(State or other jurisdiction of   (Commission File Number)       (IRS Employer
        incorporation)                                       Identification No.)


                 100 North Main Street, Winston-Salem, NC 27101
                   191 Peachtree Street NE, Atlanta, GA 30303
                    (Address of principal executive offices)




               Registrant's telephone number, including area code:
                           Winston-Salem 336-770-5000
                              Atlanta 404-332-5000



                                 Not applicable
          (Former name or former address, if changed since last report)

Items 1 - 4.      Not Applicable

Item 5.           Other Events

                  On March 30, 2001, Wachovia Corporation provided a five-year earnings projection and comments on earnings expectations for the first quarter and full year of 2001. The Press Release titled "Wachovia Concludes Analyst/Investor Conference with Five-Year Income Projection and Comments on 2001 Earnings Expectations for Quarter and Year" dated March 30, 2001 is included as Exhibit 99.1.

Item 6.           Not Applicable

Item 7.           Exhibits.

                  99.1 Press Release, dated March 30, 2001, issued by Wachovia Corporation.

Item 8.           Not Applicable

Item 9.           Not Applicable

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WACHOVIA CORPORATION


                                By: /s/ Robert S. McCoy, Jr.
                                    ------------------------
                                Name: Robert S. McCoy, Jr.
                                Title: Vice Chairman and Chief Financial Officer

Date: March 30, 2001